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                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                January 22, 2002
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


  MISSISSIPPI                     001-15375                  64-0666512
(State or other            (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


    521 Main Street, Philadelphia, Mississippi                39350
     (Address of principal executive office)                (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)
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Item 7.   Financial Statement and Exhibits.

(a)  Exhibits

            Exhibit 99.1  Press Release dated January 22, 2002

Item 9.  Regulation FD Disclosure.

On January 22, 2002, Citizens Holding Company (the "Company") issued a press release that announced that a Letter of Intent had been signed with CB&T Capital Corporation and Citizens Bank and Trust for the purchase of these two companies by the Company. The press release announcing this acquisition is attached as
Exhibit 99.1.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS HOLDING COMPANY


                                    BY: /s/ Robert T. Smith
                                       -----------------------------------
                                       Robert T. Smith
                                       Treasurer (Chief Financial Officer)


DATE:  January 22, 2002
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                                 EXHIBIT INDEX


Exhibit
Number        Description
- ------        -----------

99.1  Press Release dated January 22, 2002